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                                                                    EXHIBIT 10.3


                                  AMENDMENT TO
                             STOCK OPTION AGREEMENT


         AMENDMENT dated as of November 15, 1996 (this "Amendment") to Stock Option Agreement dated as of October 6, 1995 (the "Stock Option Agreement") by and between TSX Corporation, a Nevada corporation, and TCI TSX, Inc., a Colorado corporation (the "Optionee"). Capitalized terms not otherwise defined herein are used herein as defined in the Stock Option Agreement.

                             PRELIMINARY STATEMENT

         A. Pursuant to the Stock Option Agreement, the Company in 1995 granted Options to the Optionee to purchase 54,292 shares of Common Stock by virtue of the Optionee's exercise of preemptive rights with respect to grants by the Company to certain of its employees under the Company's Amended and Restated Long-Term Incentive Compensation Program ("LTIP") of options to purchase 14,220 shares of Common Stock granted March 12, 1995, 6,399 shares granted January 23, 1995 and options to purchase 33,473 shares granted May 21, 2005.

         B. The Company in 1995 made additional grants to certain employees under the LTIP of options to purchase shares of Common Stock, thereby entitling the Optionee, pursuant to its preemptive rights, to additional Options to purchase shares of Common Stock. Accordingly, the parties desire to amend the Stock Option Agreement to include the additional Options.

                                   AMENDMENT

         NOW, THEREFORE, in consideration of the premises and covenants herein contained, the Stock Option Agreement is hereby amended as follows:

         1. In addition to the Options granted to the Optionee pursuant to the Stock Option Agreement, the Company has granted and does hereby ratify and confirm the grants as of the respective dates hereinafter set forth of the following Options (the "Options") to purchase shares of Common Stock of the Company on the terms herein provided and otherwise as set forth in the Stock Option Agreement:

                 (a) An Option to purchase 5,954 shares of Common Stock was granted and is hereby ratified and confirmed as of March 12, 1995 at an Exercise Price of $11.50 per share, which Option shall be exercisable by the Optionee in whole or in part at any time or times for a period commencing as of March 12, 1995 and expiring at the close of business on March 12, 2005.

                 (b) An Option to purchase 4,043 shares of Common Stock was granted and is hereby ratified and confirmed as of January 23, 1995 at an Exercise Price of $10.75 per share, which Option shall be exercisable by the Optionee in whole or in part at any time or times for a period commencing as of January 23, 1995 and expiring at the close of business on January 23, 2005.
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                 (c)      An Option to purchase 3,275 shares of Common Stock
         was granted and is hereby ratified and confirmed as of January 28, 1995 at an Exercise Price of $5.00 per share, which Option shall be exercisable by the Optionee in whole or in part at any time or times for a period commencing as of January 28, 1995 and expiring at the close of business on January 28, 2005.

                 (d) An Option to purchase 13,906 shares of Common Stock was granted and is hereby ratified and confirmed as of May 21, 1995 at an Exercise Price of $11.72 per share, which Option shall be exercisable by the Optionee in whole or in part at any time or times for a period commencing as of May 21, 1995 and expiring at the close of business on May 21, 2005.

                 (e) An Option to purchase 27,284 shares of Common Stock was granted and is hereby ratified and confirmed as of June 30, 1995 at an Exercise Price of $15.83 per share, which Option shall be exercisable by the Optionee in whole or in part at any time or times for a period commencing as of June 30, 1995 and expiring at the close of business on June 30, 2005.

                 (f) An Option to purchase 76,122 shares of Common Stock was granted and is hereby ratified and confirmed as of September 28, 1995 at an Exercise Price of $15.83 per share, which Option shall be exercisable by the Optionee in whole or in part at any time or times for a period commencing as of September 28, 1995 and expiring at the close of business on September 28, 2005.

                 (g) An Option to purchase 5,426 shares of Common Stock was granted and is hereby ratified and confirmed as of October 17, 1995 at an Exercise Price of $13.00 per share, which Option shall be exercisable by the Optionee in whole or in part at any time or times for a period commencing as of October 17, 1995 and expiring at the close of business on October 17, 2005.

         The shares of Common Stock issuable upon exercise of the Options are referred to herein and in the Stock Option Agreement as "Option Stock." Except as otherwise herein provided, the provisions of the Stock Option Agreement shall apply to the Options which are the subject of this Amendment.

         Shares and per share amounts set forth above have been adjusted to reflect the three-for-two stock split in 1996.

         2. Except as amended hereby, the provisions of the Stock Option Agreement shall remain in full force and effect.
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         EXECUTED as of the day and year first above written.




                                          TSX CORPORATION


                                          By:  /s/ WILLIAM H. LAMBERT
                                              ---------------------------------
                                                William H. Lambert, Chairman,
                                                President and Chief Executive
                                                Officer

                                          TCI TSX, INC.


                                          By: /s/ DAVID BOILEAU
                                             ----------------------------------
                                               Name: David Boileau
                                               Title: Vice-President





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